EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Nestbuilder.com Corp. (the “Company”) on Form 10-Q for the quarter ended August 31, 2022, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Thomas M. Grbelja, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 4, 2022		/s/ Thomas M. Grbelja
	By:	Thomas M. Grbelja
	Its:	Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Nestbuilder.com Corp. and will be retained by Nestbuilder.com Corp. and furnished to the Securities and Exchange Commission or its staff upon request.